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                                                                  EXHIBIT 10.3.3


                              SECOND AMENDMENT TO
                        EMPLOYEE SHAREHOLDERS AGREEMENT


         THIS SECOND AMENDMENT TO EMPLOYEE SHAREHOLDERS AGREEMENT (this "Amendment") is made and entered into as of this 19th day of May, 1998, by and among The Eastern Group, Inc., a Virginia corporation (the "Corporation"), and the individuals listed on the signature page hereof who are owners of Common Stock of the Corporation ("Shareholders") and/or holders of options to purchase Common Stock of the Corporation ("Option Holders").

                             EXPLANATORY STATEMENT

         The Corporation, the Shareholders and the Option Holders are parties to an Employee Shareholders Agreement dated as of May 31, 1995, as amended by a First Amendment To Employee Shareholders Agreement dated as June 6, 1997 (collectively, the "Original Agreement"). The parties hereto desire to amend the Original Agreement to reflect (i) the transfer of all of the issued and outstanding Common Stock of the Corporation from Den norske stats oljeselskap, a.s to Statoil North America, Inc. and (ii) the sale by Ralph L. Bradley to the Corporation of his Common Stock in the Corporation.

         Section 17 of the Original Agreement provides that the Original Agreement may be amended by a writing executed on behalf of the Corporation and by Shareholders owning at least eighty percent (80%) of the shares of Common Stock governed by the provisions of the Original Agreement.

         NOW, THEREFORE, in consideration of the matters set forth in the Explanatory Statement and the mutual covenants, promises and agreements contained herein, the parties hereto do hereby covenant, promise and agree as follows:

1. The provisions of the Explanatory Statement are incorporated herein by reference. All undefined, capitalized terms contained herein shall have the meanings set forth in the Original Agreement.

2.       The following definition shall be added to Section 1 of the Original
Agreement:

         "Parent Company" means Den norske stats oljeselskap, a.s, a corporation organized under the laws of the Kingdom of Norway.

3. The definitions of each of the following terms as set forth in the Original Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

         "Statoil" means Statoil North America, Inc. or any other entity which acquires the issued and outstanding Common Stock now owned by Statoil as long as the Parent Company owns, directly or indirectly, at least fifty percent (50%) of the equity interests of such entity.

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         "Statoil Entity" means an entity in which the Parent Company owns, directly or indirectly, equity interests representing at least fifty percent (50%) of all such equity interests.

4. Section 2.3 of the Original Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

         "2.3. Permitted Transfers. A Holder may freely and without restriction transfer Shares to another Holder who at the time of the Transfer is an employee of the Corporation, to the Corporation, to Statoil, or to a member of the Holder's immediate family, including a trust for the benefit of family members, provided that in the case of intra-family Transfers, all transferees shall have executed an instrument, in form and content satisfactory to the Corporation, undertaking to become a party to this Agreement and to be bound by all of its provisions, a form of which undertaking is attached hereto as Exhibit B."

5. Section 11.3 of the Original Agreement shall be amended by deleting the reference therein to "Amended and Restated Registration Rights Agreement dated as of May 2, 1995" and substituting in lieu thereof "1996 Amended and Restated Registration Rights Agreement, as amended".

6. In all other respects, the Original Agreement is ratified and confirmed as of the date hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and sealed as of the date first above written.


                                       THE EASTERN GROUP, INC.




                                       By:  /s/  DAVID A. DRESNER
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                                                David A. Dresner
                                                President and CEO

                                       SHAREHOLDER



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